NOTE 5. LOANS, NET (Details 1) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Loans	$ 253,268	$ 19,304
Less: Provision for credit losses	(2,609)	(199)
Loans, net	250,659	19,105
Current
Loans	246,279	19,304
Less: Provision for credit losses	(2,407)	(199)
Loans, net	243,872	19,105
Past Due
Loans	6,989	0
Less: Provision for credit losses	(202)	0
Loans, net	$ 6,787	$ 0